EXHIBIT 10.47



                                  MEDICON, INC.
                             STOCK OPTION AGREEMENT
                             ----------------------


          AGREEMENT made and entered into as of February 15, 1996, by and between MEDICON, INC., an Illinois corporation (the "Company"), and JACK M. KORSOWER, M.D. (the "Optionee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company previously employed the Optionee as an employee of the Company; and

          WHEREAS, the Company and the Optionee entered into a Severance Agreement, dated the date hereof, pursuant to which, among other things, the Company and the Optionee agreed to terminate any options previously granted to the Optionee in exchange for the options newly issued hereunder; and

          NOW, THEREFORE, in consideration of the foregoing promises and of the mutual covenants and agreements herein contained, the parties hereby agree as follows:

          1.  Grant of Option.  Subject to the terms and conditions set forth
              ---------------
herein, the Company grants to the Optionee an option (the "Option") to purchase from the Company all or any part of an aggregate of 35,000 shares (the "Optioned Shares") of Class A Common Stock, no par value (the "Common Stock").

          2.  Cancellation of Old Options.  As a condition to the granting of
              ---------------------------
this Option, the Optionee hereby consents to the cancellation and surrender of the options previously granted to him and referred to in the second Whereas clause above.

          3.  Exercise Price.  The purchase price for the Optioned Shares shall
              --------------
be $0.01 per share (the "Option Price").

          4.  Term of Option.  This Option shall be vested immediately and shall
              --------------
be exercisable, either in whole or in part, at any time after the date of this Agreement, but in any event prior to February 15, 1999 (the "Expiration Date").

          5.  Method of Option Exercise.  The Option or any part thereof may be
              -------------------------
exercised only by giving to the Company written notice of exercise addressed and delivered to the Company (Attention: Chief Financial Officer) specifying the number of shares of Common Stock to be purchased. Full



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payment of the purchase price shall be made on the option exercise date by certified or official bank check or, in the Company's discretion, by personal check (subject to collection), payable to the Company, by delivery of shares of Common Stock already owned by the Optionee, or by a combination thereof. The Optionee shall have no right to pay the option exercise price, or to receive shares of Common Stock with respect to an Option exercise, prior to the option exercise date. For purposes of this option agreement, the "option exercise date" shall be deemed to be the first business day immediately following the date written notice of exercise is received by the Company.

          6.  Termination.  This Option may not be exercised after the
              -----------
Expiration Date.

          7.  Shares for Investment.  The certificate representing the shares of
              ---------------------
Common Stock purchased upon exercise of any Option shall be issued as of the exercise date and delivered by the Company to the Optionee free and clear of all claims, liens and encumbrances, within five days following the exercise date or as soon thereafter as practicable. As a condition to the exercise of any Option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased for investment purposes only, for the account of the Optionee and without any intention to distribute such shares. If the shares of Common Stock issuable upon exercise of any Option have not previously been registered under the Securities Act of 1933, as amended, each certificate evidencing shares of Common Stock acquired upon exercise of the Option shall contain on its face, or on the reverse side thereof, in addition to any other legends required pursuant to applicable law or contractual agreements between the Company and the Optionee, the following legend:

     "These shares have not been registered under the Securities Act of 1933 or under any applicable state law. They may not be offered for sale, sold, transferred, or pledged without (1) registration under the Securities Act of 1933 and any applicable state law, or (2) an opinion (satisfactory to the corporation) that registration is not required."

          8.  Adjustment Upon Changes in Capitalization.  Subject to the
              -----------------------------------------
following provisions of this Section, in the event of any change in the number of issued shares of Common Stock resulting from the subdivision or combination of shares of Common Stock or other capital adjustment or the payment of a stock dividend after the effective date of this Agreement, or other change in such shares of Common Stock effective without receipt of consideration by the Company, an appropriate and proportionate adjustment shall be made in



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the number of shares of Common Stock subject to the Option and the exercise price of the Option granted under this Agreement and the amount payable by an Optionee in respect of an Option. Adjustments under this Section shall be made by the Board of Directors or a Committee thereof whose determination as to what adjustment shall be made, and the extent thereof, shall be final, binding and conclusive.

          9.  Withholding Obligations.  In the event that the Company is
              -----------------------
required to satisfy withholding obligations under the Internal Revenue Code as a result of the exercise of any Option, the Optionee may request that, in lieu of requiring that the Optionee deliver a check in the amount of the withholding obligation, the Company withhold that number of shares of Common Stock which have a fair market value on the exercise date equal to the amount required to be withheld.

          10.  Nontransferability.  All Options contained herein are not
               ------------------
transferable or assignable by the Optionee other than by will or by the laws of descent and distribution and are exercisable during the lifetime of the Optionee only by the Optionee.

          11.  Execution of Agreement.  Notwithstanding anything contained in
               ----------------------
this Agreement to the contrary, no option may be exercised until the Optionee has returned an executed copy of this option agreement to the Company.

          12.  Compliance with Law.  By accepting any Option, the Optionee
               -------------------
agrees for Optionee and Optionee's legal representative that the Company shall not be required to deliver any shares of Common Stock upon the exercise of any Option until such shares have been qualified for delivery under applicable securities laws and regulations as determined by the Company or its legal counsel. The Company will comply with applicable securities laws and regulations to effectuate the terms of this provision.

          13.  Rights as a Stockholder.  The Optionee shall have no rights as a
               -----------------------
stockholder of the Company with respect to shares of Common Stock subject to the Option until the Option has been exercised and payment made as herein provided and certificates representing the shares as to which the Option has been exercised have been delivered to the Optionee.

          14.  Notices.  Any notice to be given to the Company hereunder shall
               -------
be in writing and shall be addressed to Chief Financial Officer, Medicon, Inc., 40 Skokie Boulevard, Northbrook, IL 60062, or at such other address as the Company may hereafter designate to the Optionee by notice as provided herein. Any notice to be given to the Optionee



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hereunder shall be addressed to the Optionee at the address set forth below or at such other address as the Optionee may hereafter designate to the Company by notice as provided herein. Notices hereunder shall be deemed to have been duly given when received by personal delivery or by registered or certified mail to the party entitled to receive the same.

          15.  Successors and Assigns.  This Agreement shall be binding upon and
               ----------------------
inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent set forth in the Plan, the heirs and personal representatives of the Optionee.

          16.  Governing Law.  This Agreement shall be governed by the laws of
               -------------
the State of Illinois applicable to agreements made and to be performed entirely within such State.

          17.  Modifications to Agreement.  This option agreement may not be
               --------------------------
altered, modified, changed or discharged, except by a writing signed by or on behalf of both the Company and the Optionee.

          18.  Optionee's Acknowledgment.  By entering into this Agreement the
               -------------------------
Optionee agrees and acknowledges that no officer or board member of the Company shall be liable for any action or determination made with respect to this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                                             MEDICON, INC.


                                             By: /s/ Carl R. Adkins, M.D.
                                                -------------------------------
                                                 Name: Carl R. Adkins, M.D.
                                                 Title: Chief Executive Officer



                                               /s/ Jack M. Korsower, M.D.
                                             _______________________________
                                                       Jack M. Korsower, M.D.

                                             10812 South Green Rd.
                                             Potoma, MD 20854
                                             _______________________________
                                                       (Address)